Tax matters	12 Months Ended
Dec. 31, 2025
Major components of tax expense (income) [abstract]
Tax matters	Tax matters
a) Consolidated Tax Group
According to current Spanish regulation, the Tax Consolidated Group includes Banco Santander, S.A. as the parent company and, as subsidiaries, those Spanish subsidiaries that meet the requirements established by the regulations on the taxation of consolidated groups.
The other Group companies file income tax returns in accordance with the tax regulations applicable to them.
b) Years open for review by the tax authorities
In relation to the partial scope tax audit of Corporate Income Tax for fiscal year 2020 and Value Added Tax for fiscal years 2020 to 2022, initiated in April 2024, in December 2025 the Spanish tax authorities issued a Corporate Income Tax assessment, which has been appealed before the Central Economic-Administrative Court, and the VAT assessments were still pending at the close of the financial year.
The main appeals filed against assessments issued in prior audits remain pending before the Central Economic-Administrative Court (Corporate Income Tax and Value Added Tax for fiscal years 2017 to 2019) and before the National Appellate Court (Corporate Income Tax for fiscal years 2003 to 2015). Banco Santander, S.A., as the parent company of the Tax Consolidated Group, considers, based on the advice of its external legal counsel, that the adjustments made should not have a significant impact on the consolidated annual accounts, as there are strong arguments for defense in the appeals filed against these assessments. Consequently, no provision has been recognized in this respect. Furthermore, it should be noted that, in those cases where it was considered appropriate, the available mechanisms have been used to avoid international double taxation.
At the date of approval of these consolidated annual accounts, subsequent years up to and including 2025, are subject to review.
The other entities have the corresponding years open for review, pursuant to their respective tax regulations.

Due to possible different interpretations which can be made of the tax regulations, the outcome of the tax audits of the rest of years subject to review might give rise to contingent tax liabilities which cannot be objectively quantified. However, the Group’s tax advisers consider that it is unlikely that such tax liabilities will materialize, and that in any event the tax charge arising therefrom would not materially affect the Group’s consolidated financial statements.
c) Reconciliation
The reconciliation of the income tax expense calculated at the tax rate applicable in Spain (30%) to the income tax expense recognised and the detail of the effective tax rate are as follows:

EUR million
	2025	2024	2023
Consolidated profit (loss) before tax:
From continuing operations	18,681	17,347	15,005
From discontinued operations	1,950	1,680	1,454
	20,631	19,027	16,459
Income tax at tax rate applicable in Spain (30%)	6,189	5,708	4,938
By the effect of application of the various tax rates applicable in each countryA	(103)	115	(100)
Of which:
Brazil	264	413	198
United Kingdom	(42)	(53)	(51)
United States	(60)	(25)	(28)
Chile	(36)	(33)	(28)
Poland	(224)	(183)	(164)
Effect of profit or loss of associates and joint ventures	(207)	(213)	(184)
USA electric vehicle leasing incentives	(203)	(258)	(259)
Global minimum tax Pillar Two	6	14	—
Effect of reassessment of deferred taxes	(101)	68	—
Permanent differences and other	(450)	(151)	(119)
Income tax	5,131	5,283	4,276
Effective tax rate	24.87%	27.77%	25.98%
Of which:
Continuing operations	4,723	4,844	3,880
Discontinued operations (Note 37)	408	439	396
Of which:
Current taxes	5,666	4,855	5,568
Deferred taxes	(535)	428	(1,292)
Income tax (receipts)/payments	4,954	5,880	5,214
A.Calculated by applying the difference between the tax rate applicable in Spain and the tax rate applicable in each jurisdiction to the profit or loss contributed to the Group by the entities which operate in each jurisdiction.

d) Tax recognised in equity
In addition to the income tax recognised in the consolidated income statement, the Group recognised the following amounts in consolidated equity in 2025, 2024 and 2023:

EUR million
	2025	2024	2023
Other comprehensive income
Items not reclassified to profit or loss	115	85	358
Actuarial gains or (-) losses on defined benefit pension plans	63	172	302
Changes in the fair value of equity instruments measured at fair value through other comprehensive income	4	(4)	20
Financial liabilities at fair value with changes in results attributable to changes in credit risk	48	(83)	36
Items that may be reclassified to profit or loss	(440)	54	(919)
Cash flow hedges	(207)	(205)	(732)
Changes in the fair value of debt instruments through other comprehensive income	(204)	261	(214)
Hedging instruments (items not designated)	3	—	—
Non-current assets held for sale	(32)	—	—
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	—	(2)	27
Total	(325)	139	(561)
e) Deferred taxes
'Tax assets' in the consolidated balance sheets includes debit balances with the Public Treasury relating to deferred tax assets. 'Tax liabilities' includes the liability for the Group’s various deferred tax liabilities.
In accordance with EU Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR), and subsequently amended by EU Regulation 2019/876 of the European Parliament and of the Council, those deferred tax assets that do not rely on future profitability arising from temporary differences (referred to hereinafter as 'monetizable deferred tax assets’), meeting certain conditions, should not be deducted from regulatory capital and should not be risk-weighted at 250% according to the thresholds set out in Article 48 of the said Regulation, but shall apply a risk weight of 100% under Article 39.
The detail of deferred tax assets, by classification as monetizable or non-monetizable assets, and of deferred tax liabilities at 31 December 2025, 2024 and 2023 is as follows:

EUR million
	2025		2024		2023
	MonetizableA	Other	MonetizableA	Other	MonetizableA	Other
Tax assets	10,725	8,219	10,309	8,861	11,099	9,668
Tax losses and tax credits	—	2,354	—	2,367	—	2,393
Temporary differences	10,725	5,865	10,309	6,494	11,099	7,275
Of which:
Non-deductible provisions	—	1,970	—	1,784	—	1,965
Valuation of financial instruments	—	810	—	1,486	—	1,543
Loan losses	8,471	1,341	7,880	1,103	8,248	1,577
Pensions	2,254	426	2,429	423	2,851	665
Valuation of tangible and intangible assets	—	832	—	885	—	1,060

Tax liabilities	—	5,904	—	6,276	—	6,086
Temporary differences	—	5,904	—	6,276	—	6,086
Of which:
Valuation of financial instruments	—	1,980	—	2,412	—	2,059
Valuation of tangible and intangible assets	—	2,714	—	2,797	—	2,594
Investments in Group companies	—	427	—	403	—	378
A.In 2023, the Spanish Economic Administrative Court ruled that in 2017 the requirements for the conversion of part of the monetizable assets of Popular Group into a credit against the Tax Administration were met, allowing the conversion to EUR 995 million. Banco Santander was refunded without impact on results. The favourable Economic Administrative Court decision was declared harmful to the public interests and challenged at the National Appellate Court by the Tax Administration. The estimation of this appeal, which is pending at the National Appellate Court, would imply that Grupo Santander should repay the amount refunded and would, once again, credit these monetizable assets with no impact on results except for late payment interests. However, it is considered that there are strong defense arguments in relation to this appeal.

Grupo Santander only recognises deferred tax assets for temporary differences or tax loss and tax credit carryforwards where it is considered probable that consolidated entities that generated them will have sufficient future taxable profits against which they can be utilised.
The deferred tax assets and liabilities are reassessed at the reporting date in order to ascertain whether any adjustments need to be made on the basis of the findings of the analyses performed.
These analyses take into consideration all evidence, both positive and negative, of the recoverability of such deferred tax assets, among which we can find, (i) the results generated by the different entities in previous years, (ii) the projections of results of each entity or fiscal group, (iii) the estimation of the reversal of the different temporary differences according to their nature and (iv) the period and limits established under the applicable legislation of each country for the recovery of the different deferred tax assets, thus concluding on the ability of each entity or fiscal group to recover the deferred tax assets registered.

The projections of results used in this analysis are based on the financial planning approved by both the local directions of the corresponding units and by the Group's directors. The Group's budget estimation process is common for all units. The Group's management prepares its financial planning based on the following key assumptions:
a)Microeconomic variables of the entities that make up the fiscal group in each location: the existing balance structure, the mix of products offered and the commercial strategy at each moment defined by local directions are taken into account, based on the competition, regulatory and market environment.
b)Macroeconomic variables: estimated growths are based on the evolution of the economic environment considering the expected evolution in the gross domestic product of each location, and the forecasts of interest rates, inflation and exchange rates fluctuations. These data are provided by the Group’s Studies Service.

Additionally, the Group performs retrospective contrasts (backtesting) on the variables projected in the past. The differential behaviour of these variables with respect to the real market data is considered in the projections estimated in each fiscal year. Thus, and in relation to Spain, the deviations identified by the Directors in recent past years are due to a combination of exogenous factors, mainly the changing impact of the macroeconomic environment and competition, and management actions, such as the acceleration of restructuring plans, investment in digitalisation, and the optimisation of capital and shareholder returns.

Finally, and given the degree of uncertainty of these assumptions on the referred variables, the Group conducts a sensitivity analysis of the most significant assumptions considered in the deferred tax assets’ recoverability analysis, considering any reasonable change in the key assumptions on which the projections of results of each entity or fiscal group and the estimation of the reversal of the different temporary differences are based.
In relation to Spain, the sensitivity analysis has consisted of making reasonable changes to the key assumptions, including adjusting 50 basis points for growth (gross domestic product) and adjusting 50 basis points for inflation.
Relevant information is set forth below for the main countries which have recognised deferred tax assets:
Spain
The deferred tax assets recognised at the Consolidated Tax Group total EUR 7,183 million, of which EUR 5,069 million were for monetizable temporary differences with the right to conversion into a credit against the tax administration as explained before, EUR 1,433 million for other temporary differences and EUR 681 million for tax losses and credits.
Brazil
The deferred tax assets recognised in Brazil total EUR 7,465, of which EUR 5,606 million were for monetizable temporary differences, EUR 1,150 for other temporary differences and EUR 709 for tax losses and credits.
Mexico
The deferred tax assets recognized in Mexico total EUR 1,542, of which EUR 1,511 were for temporary differences and EUR 31 for tax losses and credits.
United States
The deferred tax assets recognised in the United States total EUR 1,026, of which EUR 253 were for temporary differences and EUR 773 for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences, tax losses and credits in the different jurisdictions could be recovered in a maximum period of 15 years.

The changes in Tax assets - Deferred and Tax liabilities - Deferred in the last three years were as follows:

EUR million
	Balance at 1 January 2025	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Reclassification no-current asset held for sale	Acquisition for the year (net)	Balance at 31 December 2025
Deferred tax assets	19,170	1,107	(102)	(132)	(1,130)	31	18,944
Tax losses and tax credits	2,367	82	(107)	—	—	12	2,354
Temporary differences	16,803	1,025	5	(132)	(1,130)	19	16,590
Of which monetizable	10,309	455	(39)	—		—	10,725
Deferred tax liabilities	(6,276)	(572)	108	(232)	1,064	—	(5,904)
Temporary differences	(6,276)	(572)	108	(232)	1,064	4	(5,904)
	12,894	535	6	(364)	(66)	31	13,040

EUR million
	Balance at 1 January 2024	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2024
Deferred tax assets	20,767	119	(1,670)	(41)	(5)	19,170
Tax losses and tax credits	2,393	114	(139)	—	(1)	2,367
Temporary differences	18,374	5	(1,531)	(41)	(4)	16,803
Of which monetizable	11,099	147	(937)	—	—	10,309
Deferred tax liabilities	(6,086)	(547)	142	215	—	(6,276)
Temporary differences	(6,086)	(547)	142	215	—	(6,276)
	14,681	(428)	(1,528)	174	(5)	12,894

EUR million
	Balance at 1 January 2023	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2023
Deferred tax assets	20,787	629	(130)	(422)	(97)	20,767
Tax losses and tax credits	1,778	392	224	—	(1)	2,393
Temporary differences	19,009	237	(354)	(422)	(96)	18,374
Of which monetizable	10,660	1,232	(787)	—	(6)	11,099
Deferred tax liabilities	(6,428)	663	3	(338)	14	(6,086)
Temporary differences	(6,428)	663	3	(338)	14	(6,086)
	14,359	1,292	(127)	(760)	(83)	14,681
Also, the Group did not recognise deferred tax assets amounting to approximately EUR 11,240 million of which EUR 6,420 million relate to tax losses, EUR 3,430 million to tax credits, and EUR 1,390 million to other concepts.
f) Global Minimum Tax Pillar Two
The Global Minimum Tax Model Rules, known as Pillar Two and approved in 2021 by the OECD Inclusive Framework, require multinational groups with revenues exceeding EUR 750 million to be subject to a minimum tax rate of 15% on adjusted accounting profit, calculated on a jurisdiction-by-jurisdiction basis. The OECD has complemented these rules through the approval of administrative guidance and a document on transitional safe harbours applicable to fiscal years 2024 to 2026. In January 2026, the application of the transitional safe harbours was extended for an additional year, and new permanent safe harbours were approved with the aim of simplifying the application of the Model Rules and implementing the 'side-by-side agreement' reached in June 2025 within the G7, which will apply from 2026 to multinational groups with a U.S. parent company.
In the European Union, in December 2022, the Council approved Directive (EU) 2022/2523 on ensuring a global minimum level of taxation for multinational enterprise groups and large scale domestic groups in the Union, setting 1 January 2024 as the entry-into-force date of the new minimum taxation. The Directive implements the OECD Inclusive Framework Pillar Two rules within the European Union, while also extending their application to large domestic groups.
In Spain, on 20 December 2024, Law 7/2024 was approved, establishing a Supplementary Tax to ensure a global minimum level of taxation for multinational groups and large domestic groups, effective as from 1 January 2024. This Law transposes Directive (EU) 2022/2523 and also establishes a domestic supplementary tax aligned with the Pillar Two rules. In April 2025, Royal Decree 252/2025 was published, approving the implementing regulations of the Law.
With regard to other jurisdictions, the rules on the new global minimum tax are already in force in most of the main geographies in which the Group operates, with the exception of Mexico, Chile, and Argentina.
The Pillar Two rules require calculating, in each jurisdiction in which the Group operates, the effective tax rate resulting from comparing income tax expense with accounting profit, both subject to certain adjustments. If, in a given jurisdiction, this rate is below 15%, Banco Santander, as the ultimate parent entity, must pay the difference to the Spanish tax authorities as a supplementary tax, unless a domestic supplementary tax aligned with the Pillar Two rules (a qualified domestic tax) has been approved in that jurisdiction, in which case the amount will be paid to the local tax authorities.
Both Banco Santander, S.A., as the ultimate parent entity, and the subsidiaries resident in jurisdictions where a qualified domestic tax has been approved, have estimated the supplementary taxes accrued, taking into account the application of the transitional safe harbours in fiscal years 2024 and 2025.

These safe harbours mean that the supplementary tax, whether at the level of the parent entity or in jurisdictions that have adopted a qualified domestic tax, is not payable provided that any of the following conditions are met: (i) the effective tax rate calculated based on country-by-country reporting data exceeds 15% in 2024 and 16% in 2025; (ii) the Group’s presence in a jurisdiction is not significant if below EUR 10 million and profit before tax is below EUR 1 million; or (iii) profit before tax is lower than the amount resulting from the sum of tangible fixed assets and employee expenses adjusted by a certain percentage that varies annually.
This supplementary tax expense recognized by the Group has not been significant, as the effective tax rates calculated in accordance with the Pillar Two rules in most of the jurisdictions in which the Group operates are above 15%. Nevertheless, the new regulations require the provision of a large amount of information to the tax authorities in the jurisdictions where the Group is present, broken down on an entity-by-entity basis, which involves a significant administrative burden.
g) Tax reforms
In 2025 and prior years, the following significant tax reforms were approved:
In Spain, in 2022, Law 38/2022 was approved, establishing a temporary levy payable by credit institutions and financial credit institutions in fiscal years 2023 and 2024. The levy amounted to 4.8% of the sum of net interest income and net fees and commissions from the activity carried out in Spain in the previous year. The payment obligation arose on the first day of each fiscal year. The expense recognized for this temporary levy amounted to EUR 224 million in 2023 and EUR 334 million in 2024. However, the tax authorities have audited both years and consider that an additional amount is payable due to differences in the criteria applied in determining the taxable base, which are currently being discussed by the Bank. Furthermore, the Law established, for 2023, a 50% limitation on the inclusion of individual tax losses in the taxable base of the Tax Consolidated Group, setting a 10-year period for the reversal of this positive adjustment.
On 20 December 2024, Law 7/2024 was approved, which, among other tax measures, introduced a tax on the net interest margin and commissions earned in Spanish territory by certain financial institutions, with accrual on 1 January of fiscal years 2025, 2026 and 2027. The taxable base, with certain changes compared to that of the temporary levy, is now calculated on an individual basis for each financial institution, and the tax liability is determined in accordance with a progressive rate scale ranging from 1% to 7%, after applying certain deductions. On 24 December 2024, Royal Decree-Law 9/2024 was published in the Official State Gazette, amending certain technical aspects of the tax and postponing its accrual to 31 January of those fiscal years. This Royal Decree-Law was abolished on 22 January 2025 and, therefore, no expense was recognized for the new tax in respect of 2024 income in accordance with the legislation in force at that time (EUR 392 million were paid during the year). In 2025, the expense corresponding to income accrued during the financial year, recognised as income tax, amounts to €353 million and will be paid in 2026. The Group considers that both the temporary levy and the tax on net interest margin and fees and commissions are contrary to the Spanish and European Union constitutional and legal principles and has therefore disputed the corresponding self-assessments, requesting a refund of the amounts paid.
Additionally, the aforementioned Law 7/2024 once again establishes, for fiscal years 2024 and 2025, a 50% limitation on the inclusion of individual tax losses in the taxable base of the Tax Consolidated Group, setting a 10-year period for the reversal of this positive adjustment. Likewise, this Law reintroduces the limits provided for in Royal Decree-Law 3/2016—which was declared unconstitutional by the Constitutional Court ruling of 18 January 2024—on the utilization of monetizable deferred tax assets and the offsetting of tax losses (with the limit reduced from 70% to 25%), as well as on the application of deductions to avoid double taxation (50%), and also reinstates the mandatory reversal of impairments on shareholdings that were deductible in prior years by third parties, regardless of any recovery in the value of the investees.

In Brazil, Law 14,467 enacted in 2022 with effect from 2025, amends the rules on the tax deductibility of credit provisions in financial institutions, bringing those rules closer to the accounting recognition criterion. In 2024, Law 15,078 was published, allowing the recovery of the accumulated balance of provisions of nondeductible loans at the end of 2024 within a seven-year period (with the option to extend to ten years) from January 2026.

In 2025, several Legislative Decrees and decisions of the Federal Supreme Court were published concerning the Financial Transactions Tax (IOF), amending the applicable rules and setting new rates for its various categories: (i) IOF Credit (local loans to legal entities increased from 1.88% to a maximum of 3.37% per annum); (ii) IOF Insurance (a 5% rate was introduced on the excess of certain contributions to life insurance policies); and (iii) IOF Foreign Exchange (payments for the import of services and royalties paid abroad rose from 0.38% to 3.5%).

In December 2023, Congress approved Constitutional Amendment 132/2023 on indirect taxation reform, initiating the legislative development process, which culminated in the enactment of Supplementary Laws 214/2025 in January 2025 and 227/2026 in January 2026. This reform replaces the various existing indirect taxes in Brazil, -applicable at the federal, regional and municipal levels-, with two taxes administered at federal level (contribution on goods and services and selective tax) and other administered at regional and municipal levels (tax on goods and services). The new system will be gradually implemented over a transitional period of 8 years (from 2026 to 2033).

In 2024, Law No. 14.973/2024 partially extended, until 31 December 2027, an optional social contribution regime for employees applicable to certain sectors of activity, allowing such contributions to be calculated as a percentage of gross income (ranging from 1% to 4.5%, depending on the sector), rather than under the general regime, which applies a 20% rate to employee payroll.

In November 2025, Law No. 15.270 was published which, among other measures, introduced a 10% withholding tax on ordinary dividends paid abroad as from 1 January 2026.

In December 2025, Supplementary Law No. 224 was enacted, which, among other measures: (i) increased the withholding tax on Interest on equity (juros sobre o capital próprio) from 15% to 17.5%; (ii) raised the CSLL rate applicable to non-bank financial institutions as from 1 April 2026 on a gradual basis: payment institutions to 12% in 2026 and 2027, and 15% as from 2028; and credit, financing and capitalisation companies to 17.5% in 2026 and 2027, and 20% as from 2028 (the rate for banks remains at 20% and for other financial institutions at 15%), and (iii) introduced an automatic 10% reduction in the amount of certain federal tax incentives as from 2026.

In Argentina, as from 23 December 2024, Tax for an Inclusive and Solidarity Argentina (PAIS), which imposed certain foreign currency purchasing operations in order to make payments abroad, has been eliminated. Likewise, General Resolution (AFIP) No. 5,554 repeals, with effect from 1 September 2024, the obligation to withhold VAT and income tax on electronic payments.

In Chile, Law 27,713 on Tax Compliance Obligations was published in October 2024, amending, among other instruments, the Tax Code, the Income Tax Law and the Value Added Tax Law. Additionally, in July 2024, Law No. 21,681 was published, which, among other measures, introduced a new Substitute Tax of Final Tax, allowing the distribution of taxable profits at a fixed rate of 12% until 31 January 2025, thereby reducing the fiscal cost of such distributions.

In Mexico, the Federal Revenue Law for Fiscal Year 2026 was published in November 2025, limiting the deductibility of contributions paid to the Institute for the Protection of Bank Savings (IPAB) to 25% of their amount and amending the tax treatment of loan loss provisions, bringing them into line with the regime applicable to other entities.
In the United States, Law 119-21 ('One, Big, Beautiful Bill Act') was passed in July 2025, introducing significant regulatory changes. Notable among these are the repeal of tax credits linked to electric vehicles as from 1 October 2025 (while preserving those already generated), the elimination of the obligation to capitalise and amortise the costs of in-house software development (which will now be deductible), and the reintroduction of accelerated tax depreciation for investments in certain tangible assets.

In Portugal, a gradual reduction of the corporate income tax rate has been approved, falling from 20% in 2025 to 19% in 2026, 18% in 2027 and 17% in 2028 and subsequent years. Including the municipal surtax of up to 1.5% and the state surtax of up to 9%, this results in an aggregate combined rate of 30.50%, 29.50%, 28.50% and 27.50%, respectively.

In Poland, one of the most significant changes to the tax framework is the increase in the corporate income tax rate for banks, from 19% to 30% in 2026, followed by a reduction to 26% in 2027 and 23% in 2028 and subsequent years.

In Germany, the Tax Investment Programme to Strengthen Germany’s Economic Base was passed in July. It provides for a gradual annual one-percentage-point reduction in the corporate income tax rate from 2028, falling from the current 15% to 10% by 2032. In Germany, the combined corporate income tax and municipal trade tax rate—which also applies to business profits—is currently 32.45% and will decrease to 27.18% by 2032.
h) Other information
In compliance with the disclosure requirement established in the listing rules instrument 2005 published by the UK Financial Conduct Authority, it is hereby stated that shareholders of the Bank resident in the United Kingdom will be entitled to a tax credit for taxes paid abroad in respect of withholdings that the Bank has to pay on the dividends to be paid to such shareholders if the total income of the dividend exceeds the amount of exempt dividends of GBP 500 for the year 2025/26 (GBP 500 for the year 2024/25). The shareholders of the Bank resident in the United Kingdom who hold their ownership interest in the Bank through Santander Nominee Service will be informed directly of the amount thus withheld and of any other data they may require to complete their tax returns in the United Kingdom. The other shareholders of the Bank resident in the United Kingdom should contact their bank or securities broker.
Banco Santander, S.A., is part of the Large Business Forum and has adhered since 2010 to the Code of Good Tax Practices in Spain. Also Santander UK is a member of the HMRC’s (His Majesty's Revenue and Customs) Code of Practice on Taxation in the United Kingdom and Santander Portugal has adhered to the Code of Good Tax Practices in Portugal, actively participating in the cooperative compliance programs being developed by these Tax Administrations.